Execution

AMENDMENT TO SCHEDULE II

Schedule II to the Custody Agreement between Principal Funds, Inc. and The Bank of New York Mellon effective as amended (the "Agreement" is hereby amended effective July 18, 2022 to (i) add the Principal Funds, Inc. Global Sustainable Listed Infrastructure Fund each as a Series under the Agreement; and (ii) delete Schedule II in its entirety and replace such Schedule with the attached Schedule II.

Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

Each party represents and warrants to the other party that it has full authority to enter into this Amendment to Schedule II of the Agreement upon the terms and conditions hereof and that the individual executing this Amendment to Schedule II on its behalf has the requisite authority to bind such party to this Amendment to Schedule II and the Agreement.

PRINCIPAL FUNDS, INC.	THE BANK OF NEW YORK MELLON

By: /s/ Beth L. Graff	By: /s/ Sandra Ricardo
Name: Beth Graff	Name: Sandra Ricardo
Title: Vice President & Assistant	Title: Vice President
Controller
Date: July 18, 2022	Date:7/19/22

By: /s/ Gina Graham

Name: Gina Graham

Title: Treasurer

Date: July 18, 2022

SCHEDULE II
List of Series
(As of July 18, 2022)
Principal Funds, Inc	Blue Chip Fund

Principal Funds, Inc	Bond Market Index Fund

Principal Funds, Inc	California Municipal Fund

Principal Funds, Inc	Capital Securities Fund

Principal Funds, Inc	Core Fixed Income Fund (formerly, Income Fund)

Principal Funds, Inc	Core Plus Bond Fund (formerly, Bond & Mortgage Securities Fund)

Principal Funds, Inc	Diversified Income Fund (formerly, Global Diversified Income Fund)

Principal Funds, Inc	Diversified International Fund

Principal Funds, Inc	Diversified Real Asset Fund

Principal Funds, Inc	EDGE MidCap Fund

Principal Funds, Inc	Equity Income Fund

Principal Funds, Inc	Finisterre Emerging Markets Total Return Bond Fund (formerly, Finisterre

Unconstrained Emerging Markets Bond Fund)
Principal Funds, Inc	Global Emerging Markets Fund (formerly, International Emerging Markets Fund)

Principal Funds, Inc	Global Multi-Strategy Fund

Principal Funds, Inc	Global Real Estate Securities Fund

Principal Funds, Inc. - Global Sustainable Listed Infrastructure Fund
Principal Funds, Inc	Government & High Quality Bond Fund

Principal Funds, Inc. - Government Money Market Fund
Principal Funds, Inc	High Income Fund (formerly, High Y ield Fund I)

Principal Funds, Inc	High Yield Fund

Principal Funds, Inc	Inflation Protection Fund

Principal Funds, Inc	International Equity Index Fund

Principal Funds, Inc	International Fund I

Principal Funds, Inc	International Small Company Fund

Principal Funds, Inc	LargeCap Growth Fund I

Principal Funds, Inc	LargeCap S&P 500 Index Fund

Principal Funds, Inc	LargeCap Value Fund III

Principal Funds, Inc	MidCap Fund

Principal Funds, Inc	MidCap Growth Fund

Principal Funds, Inc	MidCap Growth Fund III

Principal Funds, Inc	MidCap S&P 400 Index Fund

Principal Funds, Inc	MidCap Value Fund I

Principal Funds, Inc	Money Market Fund

Principal Funds, Inc	Opportunistic Municipal Fund

Principal Funds, Inc	Origin Emerging Markets Fund

Principal Funds, Inc	Overseas Fund

Principal Funds, Inc	Principal Capital Appreciation Fund

Principal Funds, Inc	Principal LifeTime 2010 Fund

Principal Funds, Inc	Principal LifeTime 2015 Fund

Principal Funds, Inc	Principal LifeTime 2020 Fund

Principal Funds, Inc	Principal LifeTime 2025 Fund

Principal Funds, Inc	Principal LifeTime 2030 Fund

Principal Funds, Inc	Principal LifeTime 2035 Fund

Principal Funds, Inc	Principal LifeTime 2040 Fund

Principal Funds, Inc	Principal LifeTime 2045 Fund

Principal Funds, Inc	Principal LifeTime 2050 Fund

Principal Funds, Inc	Principal LifeTime 2055 Fund

Principal Funds, Inc	Principal LifeTime 2060 Fund

Principal Funds, Inc	Principal LifeTime 2065 Fund

Principal Funds, Inc	Principal LifeTime Hybrid Income Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2015 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2020 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2025 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2030 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2035 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2040 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2045 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2050 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2055 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2060 Fund

Principal Funds, Inc	Principal LifeTime Hybrid 2065 Fund

Principal Funds, Inc	Principal LifeTime Strategic Income Fund

Principal Funds, Inc	Real Estate Securities Fund

Principal Funds, Inc	SAM Balanced Portfolio

Principal Funds, Inc	SAM Conservative Balanced Portfolio

Principal Funds, Inc	SAM Conservative Growth Portfolio

Principal Funds, Inc	SAM Flexible Income Portfolio

Principal Funds, Inc	SAM Strategic Growth Portfolio

Principal Funds, Inc	Short-Term Income Fund

Principal Funds, Inc	Small-MidCap Dividend Income Fund

Principal Funds, Inc.	Small-MidCap Growth Fund

Principal Funds, Inc	SmallCap Fund (formerly, SmallCap Blend Fund)

Principal Funds, Inc	SmallCap Growth Fund I

Principal Funds, Inc	SmallCap S&P 600 Index Fund

Principal Funds, Inc	SmallCap Value Fund II

Principal Funds, Inc	Spectrum Preferred & Capital Securities Income Fund (formerly, Preferred

Securities Fund
Principal Funds, Inc	Tax-Exempt Bond Fund